EXHIBIT 32.1

MID PENN BANCORP, INC.

CHIEF EXECUTIVE OFFICER

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), I, Edwin D. Schlegel, Interim President and Chief Executive Officer of Mid Penn Bancorp, Inc. (the “Company”), hereby certify that, to the best of my knowledge, the Company’s Annual Report on Form 10-K for the period ended December 31, 2008 (the “Report”):

1.	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the year ended December 31, 2008.

Date: February 25, 2009	By:	/s/ Edwin D. Schlegel
Edwin D. Schlegel
Interim President and Chief Executive Officer